UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2023 (March 14, 2023)

SILVERGATE CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-39123	33-0227337
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)
4250 Executive Square, Suite 300, La Jolla, CA 92037
(Address of principal executive offices) (Zip Code)

(858) 362-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	SI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	SI PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On March 17, 2023, Silvergate Capital Corporation (the “Company”) was notified by the New York Stock Exchange (the “NYSE”) that, as the Company had not timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the "10-K"), the NYSE will closely monitor the status of the Company’s late filing and related public disclosures for up to a six- month period from its due date. If the Company fails to file its 10-K and any subsequent delayed filings within six months of the due date, the NYSE may, in its sole discretion, allow the Company’s securities to trade for up to an additional six months depending on specific circumstances, as outlined in Section 802 of the NYSE Listed Company Manual.

If the NYSE determines that an additional six-month trading period is not appropriate, suspension and delisting procedures will commence pursuant to Section 804.00 of the NYSE Listed Company Manual. If the NYSE determines that an additional trading period of up to six months is appropriate and the Company fails to file its 10-K and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence. Regardless of the procedures described above, the NYSE may commence delisting proceedings at any time during the period that is available to complete the filing, if circumstances warrant.

The notice has no immediate impact on the listing of the Company’s securities, which will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with other listing standards, under the symbols “SI” and "SI PRA" with an “LF” indicator.

The Company issued a press release on March 20, 2023, announcing that it had received a notice of noncompliance. A copy of that press release is attached hereto as Exhibit 99.1.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 14, 2023, Mary-Margaret Henke notified the Company of her resignation from the boards of directors (the “Boards”) of the Company and its wholly-owned subsidiary, Silvergate Bank (the “Bank”), as well as from any committees of such Boards on which she served, effective as of March 15, 2023.

On March 20, 2023, Ben Reynolds, President of the Company and the Bank, was laid off in connection with the Company's previously disclosed intent to wind down the operations of the Bank. Mr. Reynolds will not be entitled to any further compensation under his former employment agreement but will receive certain severance benefits provided to Bank employees being discharged in the course of the Bank's winding down.

Ms. Henke and Mr. Reynolds have both advised the Company that their respective departures from the Company and the Bank were not the result of any dispute or disagreement with the Company, the Bank or the Boards on any matter relating to the operations, policies or practices of the Company or Bank.

Forward-Looking Statements

This filing contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ability of the Company to wind down the Bank’s operations and liquidate the Bank in an orderly and timely manner and to fully repay customers with deposits; the Company’s ability to successfully resolve claims and preserve any residual value of its assets; the Company’s or the Bank’s ability to obtain applicable regulatory or governmental approvals relating to the wind down and liquidation process; the Company’s ability to comply with the heightened regulatory scrutiny of banking institutions that provide products and services to the digital asset industry; risks and uncertainties, including potential liability and restrictions on the Company’s historical business, resulting from various litigation (including private litigation) and regulatory and other inquiries and investigations against or with respect to the Company, investigations from our banking regulators, congressional inquiries and investigations from the U.S. Department of Justice; the timing and results of our additional procedures and documentation and the completion of audit procedures by our independent registered public accounting firm; the Company’s ability to file its Form 10-K and future SEC reports on a timely basis; the Company’s assessment in accordance with applicable accounting rules regarding the Company’s ability to continue as a going concern for the twelve months following the issuance of its financial statements; the possibility that the Company and the ongoing review by the Company’s independent registered public accounting firm may identify errors or control deficiencies with respect to the Company’s internal controls over financial reporting; the Company's ability to remediate any possible material weaknesses; and other risk factors set forth in the Company’s SEC filings.

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in this filing, as well as the cautionary statements and other risk factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other SEC filings. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from what the Company anticipates.
Many of the important factors that will determine these results are beyond the Company’s ability to control or predict and are reliant on the actions taken or to be taken by third parties. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, the Company does not undertake any obligation to publicly update or review any forward looking statement, whether as a result of new information, future developments or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit

Number	Description

99.1	Press release dated March 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERGATE CAPITAL CORPORATION

Date:	March 20, 2023	By:	/s/ Alan J. Lane
Alan J. Lane Chief Executive Officer

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